UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 05, 2024

APTEVO THERAPEUTICS INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37746	81-1567056
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 4th Avenue Suite 1050
Seattle, Washington		98121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (206) 838-0500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	APVO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On February 5, 2024, Aptevo Therapeutics Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”), at which the Company’s stockholders:

(1)
Approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock at a ratio in the range of 1-for-15 to 1-for-44, with such ratio to be determined in the discretion of the Board of Directors of the Company (the “Board”) and with such reverse stock split to be effected at such time and date, if at all, as determined by the Board in its sole discretion (Proposal 1);
(2)
Approved, in accordance with Nasdaq Listing Rule 563(d), the issuance of more than 19.99% of the Company’s outstanding common stock, par value $0.001 per share, issuable upon the exercise of New Series A-2 Warrants and New Series B-2 Warrants with the right for such potential exercise to occur immediately following the date upon which stockholders approve this proposal (Proposal 2); and
(3)
Approved an authorization to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1 or Proposal 2.

The tables below set forth the results of the vote of the Company’s stockholders for the Special Meeting.

Proposal 1: To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company common stock at a ratio in the range of 1-for-15 to 1-for-44, with such ratio to be determined in the discretion of the Board and with such reverse stock split to be effected at such time and date, if at all, as determined by the Board in its sole discretion.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
7,159,500	2,477,700	27,721	0

Proposal 2: To approve, in accordance with Nasdaq Listing Rule 563(d), the issuance of more than 19.99% of the Company’s outstanding common stock, par value $0.001 per share, issuable upon the exercise of New Series A-2 Warrants and New Series B-2 Warrants with the right for such potential exercise to occur immediately following the date upon which stockholders approve this proposal.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,977,073	1,495,805	26,255	4,165,788

Proposal 3: To authorize an adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1 or Proposal 2.

No adjournment of the Special Meeting was necessary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APTEVO THERAPEUTICS INC.

Date:	February 6, 2024	By:	/s/ Marvin L. White
Marvin L. White President and Chief Executive Officer